6. Accounts receivable, net (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)	Dec. 31, 2014 ZHEJIANG TIANLAN CNY	Dec. 31, 2013 ZHEJIANG TIANLAN CNY	Dec. 31, 2014 ZHEJIANG JIAHUAN CNY	Dec. 31, 2013 ZHEJIANG JIAHUAN CNY	Dec. 31, 2012 ZHEJIANG JIAHUAN CNY
Accounts receivable	$ 4,316	$ 4,151	185,453	166,433	74,024	75,445
Less: Allowance for doubtful debts	(48)	(69)	(28,835)	(19,306)	(131)	(8,000)	(8,461)
Net	$ 4,268	$ 4,082	156,618	147,127	73,893	67,445